                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                            WESTERN PROPERTIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            WESTERN PROPERTIES TRUST
                          2200 POWELL STREET, SUITE 600
                              EMERYVILLE, CA 94608


                                                                October 16, 2000

Dear Fellow Shareholder:

We have previously sent to you proxy material for the Special Meeting of Shareholders of Western Properties Trust to be held on November 9, 2000. YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS VOTE IN FAVOR OF THE MERGER WITH PAN PACIFIC RETAIL PROPERTIES, INC.

Since approval of the merger requires the affirmative vote of the holders of a majority of the outstanding shares, YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. IF YOU HAVE NOT YET VOTED, PLEASE VOTE TODAY BY TELEPHONE, BY INTERNET, OR BY SIGNING AND RETURNING THE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Thank you for your support.

Sincerely,

/s/ Bradley N. Blake

Bradley N. Blake
Chairman of the Board, President
and Chief Executive Officer


================================================================================

                              ** IMPORTANT NOTE **

                   REMEMBER, YOU CAN NOW VOTE BY TELEPHONE OR
             INTERNET -- Simply follow the easy instructions on the
                              enclosed proxy card.

                If you have any questions, or need assistance in
                    voting your shares, please call our proxy
                                   solicitor:

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE AT 1-888-750-5834.

================================================================================

                            WESTERN PROPERTIES TRUST
                          2200 POWELL STREET, SUITE 600
                              EMERYVILLE, CA 94608


                                                                October 18, 2000

Dear Fellow Shareholder:

We have previously sent to you proxy material for the Special Meeting of Shareholders of Western Properties Trust to be held on November 9, 2000. YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS VOTE IN FAVOR OF THE MERGER WITH PAN PACIFIC RETAIL PROPERTIES, INC.

Since approval of the merger requires the affirmative vote of the holders of a majority of the outstanding shares, YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. IF YOU HAVE NOT YET VOTED, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Thank you for your support.

Sincerely,


/s/ Bradley N. Blake
-----------------------------------------
Bradley N. Blake
Chairman of the Board, President
and Chief Executive Officer





================================================================================

                                    IMPORTANT

             If you have any questions, or need assistance in voting
                  your shares, please call our proxy solicitor:

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE at 1-888-750-5834.

================================================================================